LONGLEAF PARTNERS FUNDS TRUST

SUPPLEMENTS DATED JUNE 9, 2017, JULY 10, 2017, AND APRIL 1, 2018

TO PROSPECTUS DATED MAY 1, 2017

June 9, 2017

References to Longleaf Partners Fund in the Table of Contents and on page 23 of the Prospectus should indicate that fund has been closed to new investors, subject to the exceptions outlined on page 24 of the Prospectus.

July 10, 2017

On Page 4, the reference to the minimum initial purchase amount for the Longleaf Partners Fund should indicate that fund has been closed to new investors.

On June 30, the Funds’ investment adviser, Southeastern Asset Management, Inc. (“Southeastern”), notified the Board of Trustees of Longleaf Partners Fund that Ross Glotzbach will be added as a co-portfolio manager, effective with July 10, 2017 supplements to the Prospectus and Statement of Additional Information (SAI). Accordingly, Ross Glotzbach should be listed as a co-portfolio manager of the Longleaf Partners Fund on pages 4 and 23 of the Prospectus and page 29 of the SAI. In addition, page 29 of the SAI should reflect two other registered investment companies managed (including Longleaf Global and International Funds) with assets of $1,178,705,378. Page 29 of the SAI should be further amended to indicate ownership of Longleaf Partners Fund securities of over $1,000,000.

On June 30, Southeastern also notified the Board of Trustees of Longleaf Partners International Fund that Josh Shores will be added as a co-portfolio manager and T. Scott Cobb will step down from his role as co-portfolio manager, effective with July 10, 2017 supplements to the Prospectus and SAI. Mr. Cobb will continue to lead Southeastern’s research efforts in Europe, and his work remains an important source of potential investments. Stepping away from his role as co-portfolio manager will allow Mr. Cobb the time and focus required to serve as Managing Partner on Southeastern’s concentrated, engaged European strategy. Accordingly, Josh Shores should be listed as co-portfolio manager of the Longleaf Partners International Fund on pages 12 and 23 of the Prospectus. All references to T. Scott Cobb on pages 12 and 23 of the Prospectus should be removed. In addition, on pages 27 and 28 of the SAI, references to T. Scott Cobb should be replaced with references to Josh Shores.

References to G. Staley Cates in the Prospectus and SAI should indicate his title as Vice-Chairman of Southeastern. References to Ross Glotzbach in the Prospectus and SAI should indicate his title as President of Southeastern and Head of Research.

April 1, 2018

On March 14, 2018, Southeastern and the Board of Trustees of the Longleaf Partners International Fund agreed to reduce the Fund’s investment counsel fee from 1.20% per annum of the Fund’s average daily net assets up to $500 million to 1.10%, and from 1.00% on assets above $500 million to 0.90%, effective April 1, 2018. In addition, Southeastern and the Board of Trustees of the Fund have agreed to reduce the expense cap from 1.75% to 1.15%, effective April 1, 2018. References to the International Fund’s fees on pages 9 and 22 of the Prospectus should be updated accordingly.

LONGLEAF PARTNERS FUNDS®

ADVISED BY SOUTHEASTERN ASSET MANAGEMENT, INC.

6410 Poplar Avenue, Suite 900

Memphis, TN 38119